LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by: Midland National® Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated September 27, 2021

to the Prospectus Dated May 1, 2021

This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Delaware Ivy VIP Global Bond (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Trustees of the Ivy Funds and the Ivy Variable Insurance Portfolios unanimously voted and approved a proposal to liquidate and dissolve the legacy Ivy Funds listed below. The liquidation is expected to take place on or about November 15, 2021 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

In preparation for this liquidation, effective September 30, 2021, Midland National will close the Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the Fund.

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will close to all investors as of September 30, 2021 and will liquidate on or about November 15, 2021.

Delaware Ivy VIP Global Bond

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.